Exhibit No. 32.1
Form 10-QSB/A
Commoncache, Inc.
File No. 333-70868

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Commoncache, Inc. (the "Company") on Form 10-QSB/A for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Reidy, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 27, 2007               By:    /s/ Jeff Reidy
      --------------                      --------------------
                                         Jeff Reidy
                                         Chief Executive Officer and
                                         Chief Financial Officer


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A signed  original of this  written  statement  required by Section 906 has been provided to Commoncache, Inc. and will be retained by Commoncache, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.